UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 (Amendment No.1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 24, 2023 (February 23, 2023)

INSULET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Nagog Park
Acton	Massachusetts	01720
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:	(978)	600-7000

Not Applicable (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PODD	The NASDAQ Stock Market, LLC

Explanatory Note
This Current Report on Form 8-K/A (this “Form 8-K/A”) is being filed to amend the Current Report on Form 8-K filed by Insulet Corporation (the “Company”) on February 23, 2023 (the “Original Form 8-K”). The Original Form 8-K was filed with the Securities and Exchange Commission to report the Company’s financial results for the three months and year ended December 31, 2022, which results were announced in a press release issued on February 23, 2023 and attached to the Original Form 8-K as Exhibit 99.1.
The purpose of this Form 8-K/A is to correct numeric disclosures in the press release (and as may have been discussed on the Company’s earnings call on February 23, 2023), as described below. No GAAP numbers are impacted, and the Company believes these errors are immaterial. The Original Form 8-K remains otherwise unchanged.

Item 2.02.	Results of Operations and Financial Condition.
On February 24, 2023, Insulet Corporation (the “Company”) issued a revised press release announcing its financial results for the fourth quarter and year ended December 31, 2022, correcting errors in non-GAAP diluted earnings per share for the three months and year ended December 31, 2022, as well as errors which resulted in slightly understated constant currency revenue growth for the same periods. Specifically:

•In the non-GAAP reconciliations table for the three months ended December 31, 2022:
◦the diluted earnings per share (“EPS”) impact of legal costs was listed as $0.03 rather than $(0.03);
◦the diluted EPS impact of the Voluntary Medical Device Corrections (“MDCs”) was listed as $0.28 rather than $0.30; and
◦as a result, the total non-GAAP diluted EPS for the three-month period was listed as $0.55 rather than $0.52.

•In the non-GAAP reconciliations table for the year ended December 31, 2022:
◦the diluted EPS impact of the Voluntary MDCs was listed as $0.80 rather than $0.83; and
◦as a result, the total non-GAAP EPS for the year was listed as $1.28 rather than $1.30.

•In the constant currency non-GAAP reconciliations table for the three months ended December 31, 2022:
◦Total Omnipod constant currency revenue growth was listed as 35.6% rather than 36.8%; and
◦Total constant currency revenue growth was listed as 22.6% rather than 23.7%.

•In the constant currency non-GAAP reconciliations table for the year ended December 31, 2022:
◦Total Omnipod constant currency revenue growth was listed as 27.0% rather than 27.4%; and
◦Total constant currency revenue growth was listed as 22.2% rather than 22.5%.

The revised press release issued by the Company and attached as Exhibit 99.1 to this Form 8-K/A corrects these errors, including references in the body of the press release to constant currency revenue growth and total non-GAAP diluted earnings per share for the three-months and year ended December 31, 2022.

The full text of the revised press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Revised Press Release dated February 24, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

February 24, 2023	By:	/s/ Patricia K. Dolan
Vice President and Secretary